Fraser and Company LLP
Barristers & Solicitors
Suite 1200, 999 West Hastings Street
Vancouver, British Columbia
Canada V6C 2W2
Tel: (604) 669-5244 Fax: (604) 669-5791

January 18, 2006

VIA EDGAR

Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Attention:   H. Christopher Owings, Assistant Director

Dear Sir:

Re:	Banner Resources Inc. (the "Company") Amendment No. 2 to Registration Statement on Form SB-2 Filed January 18, 2006 Response to Comment Letter dated November 23, 2005 File No. 333-128586

On behalf of Banner Resources Inc., we are submitting Amendment No. 2 to a Registration Statement on Form SB-2 that is responsive to your comment letter dated November 23, 2005.

We have repeated the comments from your letter dated November 23, 2005 below, followed by our responses to your comments. The page numbering below refers to the same page numbers of Registration Statement filed herein.

Please address any SEC staff comments to our office.

1.

We note your response to comment 21 in our letter dated October 25, 2005 and the revisions you have made in your Business disclosure including the elimination of the glossary in your discussion. However, you description still has too much jargon for an investor to follow. For example, while you define the term induced halo polarization as "IP," you do not provide a context for the term so a reader not familiar with your industry can understand your use of this term. Another similar example is your use of the jargon "ppm Cu." Please revise.

Ans:	Revisions have been made as requested.
Consolidated Financial Statements
2.

We note your response to our comment 24 in our letter dated October 25, 2005. Your audited financial statements as of June 30, 2005 no longer comply with Item 310(g) of Regulation S-B. Please revise your presentation to update your financial statements to comply with the requirements of Item 310(g) of Regulation S-B.

Ans:	Financial statements for the period ended September 30, 2005 have been included to comply with Item 310(g) of Regulation S-B.
Notes to the Consolidated Financial Statements Note 1. Exploration Stage company, page F-6
3.

We note your response to comment 27 in our letter dated October 25, 2005 regarding your plans to address the going concern issue. Please revise to include other plans, perhaps such as management providing loans to the company, if needed, to allow the company to continue operating. Refer to Section 607.02 of the financial reporting codification. Please also coordinate with your independent registered public accountant to get them to tell us how they have addressed all of the points in AICPA AU Section 341.10 of the codification standards, as adopted by the PCAOB.

Ans:

Management of the Company advises that they have reviewed their assessment of the plans to address the going concern issue and have amended the disclosure to include: (a) financial support from management and its shareholders; (b) equity financing through private placements to sustain operations; and (c) profitable operations from the commercial production of its mining properties. In assessing the going concern issue, the Company's auditors have: (a) discussed possible going concern issues with management; and (b) reviewed the financial results to identify financial difficulties.

Note 2. Summary of Significant Accounting Policies, page F-6
4.

We note your response to comment 28 in our letter dated October 25, 2005 regarding the valuation method used to determine the donated services reflected in your statement of changes in stockholders' deficit as of June 30, 2005. Please revise your accounting policies to include the method used to calculate the amounts for these donated services.

Ans:	Revisions have been made to include reference to valuation method of the donated services to include "fair value", which is now disclosed in Note 2(j) of the financial statements.
Note 3. Mineral Properties, page F-9
5.

We note your response to comment 29 in our letter dated October 25, 2005 regarding the specific details relating to your allocation of the purchase price for the assets acquired and the terms of the 2.5% royalty fee payable in future periods. Your response is not clear to us and we are unable to locate a response to most of our comment. Accordingly, we are reissuing our original comment and would like a more complete and detailed response. In this regard, your response should provide the reason for your accounting treatment noting your basis in GAAP. You disclose your acquisition of a 100% interest in seven mineral claims consisting of 70 mineral claim units located in Clinton Mining Division, British Columbia, Canada for 320,000 shares of your common stock. Please disclose your purchase price allocation of the cost of the assets acquired. Please also explain to us the nature and terms of the 2.5% royalty fee and who it is payable to and your accounting treatment for these fees at the time of acquisition of the assets and your basis in GAAP for this treatment. Further, please also provide us support for your accounting treatment of the contingent consideration of $25,000 annual advance royalties commencing February 1, 2008. Is the $25,000 a fixed amount, or will the amount of the fee vary according to revenue volume or another similar operating measure? How long will you have to pay the $25,000 fee and does the annual fee effectively represent a compensation arrangement for the prior owner of the mineral claims? Explain to us how these royalties differ from the 2.5% Net Smelter Return royalty. Tell us your calculation of the total cost of the acquired assets and why. Refer to paragraphs 20 through 23, and paragraphs 25 through 28 of SFAS 141.

Ans:

With respect to the acquisition of the mineral claims, the consideration paid for the acquisition of the mineral units is the agreed price between Valor Mines Inc. (the "Seller") and the Company. No other assets were purchased in this transaction, and the reflected amount represents the best estimate of the fair value of the mineral units at the time of acquisition.

The 2.5% royalty fee is payable to the Seller upon commencement of commercial production, and is payable as long as commercial production is occurring in any of the mineral units that were purchased from the Seller. As the Company cannot estimate when commercial production will commence, the Company has not accrued any amounts relating to the royalty fees as at September 30, 2005.

The contingent consideration of $25,000 is a fixed annual payment due to the Seller commencing February 1, 2008. Annual payment is contingent on the commercial production of the mineral units that were purchased from the Seller. As management cannot estimate if the Company will be a going concern to realize commercial production, the Company has not accrued any amounts as at September 30, 2005.

Both the royalty fees and the fixed annual payment are independent from each other, and represent additional future compensation to the Seller and are not part of the acquisition cost of the mineral units.

Item 27. Exhibits Index, page 56
6.

We note your footnote reference (1) on page 56 regarding the consent of the independent registered public accounting firm that was filed on September 26, 2005. Please coordinate with your independent registered public accountant to revise your presentation to include the filing of a currently dated consent relating to the use of their audit report dated September 13, 2005 with your next amendment as required by Item 601(a)(23) of Regulation S-B.

Ans:	A current consent from the Company's independent registered public accounting firm has been filed as Exhibit 23.1.

We trust you find the foregoing to be in order. Please address any staff comments to this office.

Feel free to call if you have any questions, at (604) 669-5244.

Yours truly,
FRASER and COMPANY LLP

Per: /s/ David W. Smalley

David W. Smalley

DWS/ss
Encls.
cc: James H. Disher